                                                                    Exhibit 10.9


                            [ICER CORPORATION LOGO]


THIS AGREEMENT is made this 15th day of October, 1993 between Mr. John H. Cover (hereinafter called "Mr. Cover"), and ICER Corporation (hereinafter called
ICER), an Arizona Corporation.

                                  WITNESSETH:

     WHEREAS, Mr. Cover has critical skills and industry knowledge material to the development and marketing of products relating to the business of ICER

     NOW, THEREFORE, the parties agree as follows:

                       ARTICLE I: SCOPE OF THE AGREEMENT

     1. Mr. Cover agrees to join the management team of ICER Corporation as an officer and director of the company for one (1) year full time employment. His position will encompass responsibility for technology and product development, but will not be limited to such areas.

     2. In accordance with his position with ICER, Mr. Cover agrees not to engage in independent business relations with competitors of ICER wherein:

        i) Competitors of ICER are defined as companies engaged in the manufacture and/or design of electronic weapons that are less than fourteen inches in length and are non lethal.

ICER CORPORATION                                                 COVER AGREEMENT

        ii) Independent business relations are defined as any fee for service arrangement, or any product development work with competitors as defined in i).

       iii) Independent business relations do not include any work or relationships conducted within the framework of Mr. Cover's representation of ICER.

        iv) Mr. Cover is free to leave unaltered the licensing arrangements already in existence with such competitors and to pursue compensation from such competitors for the use of his existing patents at his discretion.

         v) The provisions of this section shall remain in full force and effect for the period of Mr. Cover's employment with ICER.

        vi) Breach of this agreement wherein Mr. Cover engages in independent business relations with competitors of ICER during the period described in iv), will result in the forfeiture of Mr. Cover's remaining stock options and the immediate termination of his employment with ICER.

     3. Mr. Cover agrees to license ICER Corporation: Rights to utilize the TASER trademark in conjunction with product marketing and other business functions. Further, Mr. Cover agrees not to license the use of the TASER trademark to any company not already licensed for such use (see addendum
        I).

     4. Mr. Cover will provide ICER with a comprehensive listing of his existing patents and trademarks to be attached as an addendum to this document (addendum I). Such listing will include the names and addresses of all licensed entities, and all renewal rights for such licensing for said patents and trademarks.

     5. All technical designs and intellectual property generated during Mr. Cover's work with ICER will be work-made-for-hire or assigned to ICER and will be the exclusive property of the Company.

     6. Mr. Cover affirms that he has complete authority over the patents and trademarks in the agreement and that he is free to enter into this agreement without any hindrance from or violation of prior commitments. Mr. Cover further affirms that he is not bound by non-disclosure or trade secret protection clauses which would inhibit him from fully applying his knowledge to his work at ICER. Accordingly, Mr. Cover indemnifies ICER from any damages

ICER CORPORATION                                                 COVER AGREEMENT
--------------------------------------------------------------------------------

     resulting from litigation regarding prior commitments which would preclude him from having entered into this agreement.

  7. Mr. Cover agrees not to disclose the confidential information of ICER Corporation without clear consent from the other members of management. Such information will include any information which is clearly designated as confidential, including trade secrets developed, marketing plans, manufacturing know how, financial or other data which is designated as confidential.

                            ARTICLE II: COMPENSATION

  1. Mr. Cover will be paid a salary of $2,500 per month during the time of his full time employment with the Company.

  2. Mr. Cover will receive stock options for 10,000 shares of ICER Corporation representing ten (10) percent of the company with the following vesting schedule:

     2,500 shares at initiation of this agreement
     2,500 shares upon completion of functional prototype
     2,500 shares at first shipment of product to market
     2,500 shares on Oct. 15, 1994 (1 year).

  3. These options will have a strike price of $0.36 (thirty six cents per share) and a time to expiration of 5 years during Mr. Cover's continued involvement with the company.

  4. Further, Mr. Cover will receive a cash bonus in the amount of the exercise price of the stock options at the date and time of each stock option vesting that can be used only for exercising the above stock options.

  5. Mr. Cover's equity position (via stock options) is guaranteed not to be diluted below ten (10) percent through the first $250,000 of invested capital.

ICER CORPORATION                                                 COVER AGREEMENT
--------------------------------------------------------------------------------


                           ARTICLE III: CONTINGENCIES

  1. Patrick W. Smith and Phillips W. Smith may elect to discontinue the activities of the corporation upon 2 weeks' notice to Mr. Cover. Under such circumstances, Mr. Phillips W. Smith will have the right to reclaim the liquid assets of the company not to exceed the amount of his cumulative investment. Further, from date of such notice Mr. Cover will have the right to use his skills and trademarks for whatever purpose he desires.

  2. Mr. Cover may elect not to continue his work with the Company with 2 weeks' notice. Mr. Cover would retain all vested options with right to exercise for 6 months from the date of departure from the company. Unvested options would be forfeited, and the corresponding shares would remain the property of the Company.

  3. In the event that Mr. Cover should not be able to exercise power of attorney over the equity in his name while the company is privately held (i.e. the shares are not on the public market), the Corporation would have option to repurchase such shares within 6 months from Mr. Cover's estate or heirs for an amount equal to the greater of:

     i) The book value of such shares calculated by standard accounting practices

     ii) $10 per share

     iii) Amounts solicited from competitive bidders.


AGREED,



By:  /s/ Patrick Smith                        By:   /s/ John H. Cover
    -----------------------                        -----------------------
     Patrick Smith                                  John H. Cover
     For ICER CORPORATION



Dated:   10/15/93
       --------------------


[SEAL]


CORPORATE SEAL

                        AMENDMENT TO LICENSING AGREEMENT

     THIS AMENDMENT TO LICENSING AGREEMENT ("AMENDMENT") is made and entered into this 31st day of August, 1996, by and between John H. Cover, Jr. ["JACK COVER"] and Air Taser, Incorporated f/k/a/ ICER Corporation, an Arizona corporation ["AIR TASER"].

     In consideration of the covenants and agreements hereinafter set forth, the amounts of money paid in accordance herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that certain Licensing Agreement dated October 15, 1993 ("LICENSE") is hereby amended as follows:

     1. AIR TASER hereby agrees to pay to JACK COVER and JACK COVER hereby agrees to accept the sum of One Hundred Thousand Dollars ($100,000) in full payment and satisfaction of any and all minimum royalties and earned royalties now due or hereinafter accruing to JACK COVER from AIR TASER pursuant to the terms of the LICENSE as originally executed or as subsequently modified or amended, in writing, prior to the date hereof. Said payment shall be made contemporaneously with the full execution and delivery of this AMENDMENT by each of the parties hereto.

     2. JACK COVER, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for: (i) himself, (ii) his heirs,
(iii) his legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, hereby releases and forever discharges AIR TASER, any past, present and future shareholders, successors, assigns, officers, directors, agents, attorneys and employees of AIR TASER, together with their respective heirs, legal representatives, legatees, successors, and assigns, of and from all actions, claims, demands, damages, debts, losses, liabilities, indebtedness, causes of action either at law or in equity and obligations of whatever kind or nature, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof concerning any minimum of earned royalties which are now due or which may hereafter accrue to JACK COVER pursuant to the terms of the LICENSE.

     3. This AMENDMENT embodies the entire agreement between the parties and supersedes any prior agreements or understanding between them in connection with the subject matter hereof and the transactions contemplated hereby. There are no oral or parol agreements, representations, or inducements existing between the parties relating to this transaction which are not expressly set forth herein and covered hereby. All terms of this AMENDMENT are contractual and not mere recitals and shall be construed as if drafted by all parties hereto. The terms of this AMENDMENT are and shall be binding upon each of the parties hereto, their agents, employees successors and assigns, and upon all other persons

                                    -1 of 2-
 claiming any interest in the subject matter hereof through any of the parties hereto.

     4. To the extent that this AMENDMENT contradicts, is inconsistent or in conflict with any prior agreements between or among any or all of the parties, this AMENDMENT supersedes any conflicting or inconsistent provision of any prior agreement and is controlling to the extent necessary to resolve such conflict or inconsistency. Any and all provisions in a prior agreement not inconsistent with this AMENDMENT remain valid and binding.

     5. It is acknowledged that the parties hereto have read this AMENDMENT and consulted counsel before executing same; that they have relied upon their own judgment and that of their respective counsel in executing this AMENDMENT and have not relied on or been induced by any representation, statement or act by any other party referred to in this instrument; that the parties hereto have entered into this AMENDMENT voluntarily, with full knowledge of its significance; and that this AMENDMENT is in all respects complete and final.

     6. If any term or provision of this AMENDMENT or the application thereof to any person, entity or circumstance shall, to any extent, be held invalid and/or unenforceable by a court of competent jurisdiction, the remainder of this AMENDMENT, or the application of such term or provisions to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the AMENDMENT shall be valid and be enforced to the fullest extent permitted by law.

     7. This AMENDMENT may not be amended, changed, or modified except by written instrument executed by all parties hereto.

     8. This AMENDMENT shall be construed and enforced according to the laws of the State of Arizona.

     9. This AMENDMENT may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first above written.


AIR TASER, INCORPORATED

By: /s/ Patrick Smith                   /s/ John H. Cover, Jr.
    -----------------                       ------------------
                                            John H. Cover, Jr.
                                            11 Half Moon Bend
                                            Coronado, CA 92118
Title:   President
       --------------

                                    -2 of 2-

               2nd AMENDMENT TO THE AIR TASER LICENSING AGREEMENT

      This 2nd Amendment to the AIR TASER licensing agreement (2nd Amendment) is made and entered into this 31st day of August, 1996, by and between John H. Cover, Jr. ["JACK COVER"] and AIR TASER, Incorporated f/k/a ICER Corporation, an Arizona Corporation ["AIR TASER"].

      In consideration of the covenants and agreements hereinafter set forth, the amounts of money paid in accordance herewith, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, that certain Licensing Agreement dated October 15, 1993 ["LICENSE"] is hereby amended as follows:

1. AIR TASER hereby agrees to pay to Jack Cover, and Jack Cover hereby agrees to accept the sum of FIFTEEN THOUSAND DOLLARS ($15,000) in full payment for a limited exclusivity for rights to technology embodied in U.S. patent #5,078,117 ["The '117 Patent"]. In accordance with this limited exclusivity, Jack Cover agrees that he shall license no other company, person, or entity of any type to utilize the technology described in the '117 patent for use in electronic weapon system other than the companies licensed for such use prior to this 31st day of August, 1996. These pre-existing licenses are non transferable and shall not be transferred to any entity other than the original license holder as enumerated below. Further, Mr. Cover shall not expand or modify the rights of the existing licensees, as listed below, without written approval from AIR TASER, Inc. A comprehensive listing of such licensed companies is given below:

      a) EESTI, Engineering, LLC, a company in Poway, CA. (Copy of license attached as Exhibit A.)

      b) Yong Suk Park, d.b.a. Bestex, Co. (Copy of license addendum regarding '117 patent rights attached as Exhibit B.)

2. This agreement in no way binds Mr. Cover from licensing rights to utilize the '117 technology in applications which are not electronic weapons. Mr. Cover is free to license any person, company, association, agency, or entity of any type to utilize the '117 technology so long as the license contains the specific language below:

      "The licensee may not use the technology embodied in U.S. Patent #5,078,117 in conjunction with any electronic weapon system. The violation of this restriction shall cause immediate cancellation of this license without notice, and may cause damages payable to John H. Cover and/or AIR TASER, Inc."

3. If any term or provision of this 2nd Amendment or the application thereof to any person entity, or circumstance shall, to any extent, be held invalid and or unenforceable by a court of competent jurisdiction, the remainder of this 2nd Amendment, or the application of such term or provisions to persons, entities, or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the 2nd Amendment shall be valid and be enforced to the fullest extent permitted by law.

4. This 2nd Amendment may not be amended, changed, or modified except by written instrument executed by all parties hereto.

5. This 2nd Amendment shall be construed and enforced according to the laws of the state of Arizona.

          IN WITNESS WHEREOF, the parties have caused this 2nd Amendment to be duly executed as of the day and year first above written.

AIR TASER, INCORPORATED,


By: /s/ Patrick Smith                            /s/ John H. Cover, Jr.
    _________________                            ______________________
    President                                    John H. Cover, Jr.
                                                 11 Half Moon Bend
                                                 Coronado, CA 92118

                                   EXHIBIT A.

ELECTROARMS, INC.
     John H. Cover, Pres. 602/529-2344
     5833 No. Kolb Rd. #10212
     Tucson, AZ 85730

                                                               December 15, 1995

     LICENSE AGREEMENT BETWEEN ANTON SIMSON, EESTI Engrg, LLC, POWAY, CA, LICENSEE & JOHN H. COVER, LICENSOR - under Pat. No. 5,078,117 (generally covering the use of compressed gas capsules that are easily discharged & the gas will propell projectiles, weights, contactors, nets, etc., in a non-firearm mode of operation).

     This Agreement specifically pertains to EESTI's manufacture of Taser-type cassettes designed to snap onto stun guns giving the stun gun owner the Taser stand-off range & effectiveness in stopping power over dangerous criminals.

     More specifically this License relates to J.H. Cover's License with Eastex Co., Yong Park, who imports & sells the Thunder Power - and other stun guns
     - which will be used in conjunction with the EESTI SGA Cassettes containing the SPOGC's.

     In return for this Exclusive License to EESTI, J.H. Cover will receive an Earned Royalty from Anton Simson, EESTI, of $0.25 - or 25(cents) @ for each SGA Cassette they Make & Sell.

     In summary, the Licensor, John H. Cover, hereby grants an Exclusive License under Patent #5,078,117 to Anton Simson, d.b.a. EESTI Engineering, LLC, to manufacture and sell the Stun Gun/SGA Taser Cassettes as the Exclusive Licensee.

     Signatures below constitute the legal acceptance by the two Parties of the above Terms & Conditions.


     /s/ Anton Simson      2-19-96                /s/ John H. Cover     12/15/95
     -----------------------------                ------------------------------
     Anton Simson, Licensee - Date                John H. Cover, Licensor - Date

-----------------------------------------------------------------------------



                                   EXHIBIT B.

ELECTROARMS, INC.   619/423-0689
11 Half Moon Bend, Coronado, CA 92118                December 1, 1998

Yong S Park, Pres.             Subject: License Addendum covering
Bestex Co., Unit B                      Bestex Sale of a Stun Gun
3421 San Fernando Rd.          Adaptor/SGA designed for the Thunder
Los Angeles, CA 90065          Power Stun Gun.

ADDENDUM TO THE LICENSE AGREEMENT signed by Yong Suk Park, d.b.a. Bestex Co., 3/7/90 & John H. Cover, Licensor, on 2/19/90.

Licensor hereby grants an Exclusive License to distribute and sell the SGA Taser Cassettes designed to "snap" onto the front of the Bestex Thunder Power Stun Gun modified to function with the SGA -- which projects the high voltage electric contactors at an attacker -- such that the user does not receive a shock to this hand (insulation)

This License is under J.H. Cover's Patent #5,078,117 covering the
Self-Puncturing Compressed Gas Capsule. This technology permits the use of compressed air to propell the contactors & is therefore not classified as a Firearm. EESTI, Anton Simson, Poway, CA will make the SGA under my Patent License & supply them to Bestex.

The Terms for Bestex's Exclusivity are: 1)$20,000 upfront ($10,000 upon execution of the License -- 1st week of March, 1996 -- and $10,000 April 1,
1996), 2) Bestex's Minimum Royalty will be $2500/mos starting 4/2/96, and 3) Bestex will pay J.H. Cover $2 Earned Royalty for each Thunder Power Stun Gun sold(or any modification or substitution thereof that fits the SGA) and 25(cents) for each SGA Cassette sold.

It is important that Yong Park, Anton Simson & Jack Cover work as a team on this program. There are decisions to be made such as the Packaging of the Product -- the Thunder Power & (2) SGA cassettes in a box -- sales and advertising strategies including the name of the Product. "Public Defender" and ElectroStorm(stop rape & murder) are possibilities. An early meeting such as the first week in December is suggested. Jack Cover will consult as needed without compensation.

The signatures below constitute the legal acceptance of the two parties of the above terms & conditions.



/s/ Yong Suk Park,   12/18/95          /s/ John H. Cover   12/15/95
-----------------------------          ----------------------------
Yong Suk Park, Licensee - Date         John H. Cover, Licensor

                                                                         8/31/96

AIR TASER INCORPORATED



                  Rec'd $15,000 for 2nd Amendment Compensation

                                 /s/ J.H. Cover
                                 --------------
                                   J.H. Cover

                          [SPECIMEN STOCK CERTIFICATE]

                                [AIR TASER LOGO]
                            INTELLIGENT SELF DEFENSE
     Number                                                          Shares
     00004                                                           50,000


                             AIR TASER INCORPORATED
                       Share Issue Authorized by  /s/ illegible    /s/ illegible
                                                  -------------    -------------
                                                    President        Secretary

THIS CERTIFIES THAT John H. Cover is the registered holder of Fifty Thousand (50,000) Shares transferrable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be Hereunto affixed this Seventeenth day of June A.D. 1994

                          [SPECIMEN STOCK CERTIFICATE]

[SEAL]



FOR VALUE RECEIVED, I hereby sell, assign and transfer unto AIR TASER, INC. ____________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint PATRICK SMITH Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated  AUGUST 31, 1994


In presence of

/s/ illegible                                  /s/ John H. Cover
-----------------------                        -----------------------
                                               John H. Cover
                                               11 Half Moon Bend
                                               Coronado, CA 92118



NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                              SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT ["Settlement Agreement"] is made and entered into this 8/30/96 day of August, 1996, by and between John H. Cover, Jr. ["JACK COVER"] and Virginia A. Cover ["VIRGINIA COVER"] and Air Taser, Incorporated f/k/a ICER Corporation, an Arizona corporation ["AIR TASER"].

                                    RECITALS

     A. WHEREAS, AIR TASER, is an Arizona corporation engaged in the business of manufacturing and selling certain goods and products, including a non-lethal electronic self-defense device used to temporarily immobilize an attacker ["AIR TASER DEVICE"].

     B. WHEREAS, JACK COVER, was and is the sole owner and licensor of certain U.S. patents, including:

      a. Patent #4,253,132 [the "132 Patent"] which covers generally the circuitry by which current from a battery is transformed so that an electrical charge with which a potential attacker is struck operates to temporarily immobilize a potential attacker; and

      b. Patent #5,078,117 [the "117 Patent"] which covers generally the non-explosive means of projecting electrically charged darts to deliver an immobilizing electrical charge to a potential attacker.

     C. WHEREAS, VIRGINIA COVER is the spouse of JACK COVER and may have or claim certain marital property rights in and to the 132 Patent, the 117 Patent and other assets which are the subject of this Settlement Agreement.

     D. WHEREAS, on or about October 15, 1993, JACK COVER, as licensor, and AIR TASER, as licensee, executed a certain written Licensing Agreement ["AIR TASER LICENSE"].

     A true and correct copy of the AIR TASER LICENSE executed by and between AIR TASER and JACK COVER is attached hereto as Exhibit "A" and by reference made a part hereof.

     E. WHEREAS, by written agreement executed on or about October 15, 1993, by and between AIR TASER and JACK COVER ["EMPLOYMENT AGREEMENT"], JACK COVER accepted a position of employment with AIR TASER for a period of one (1) year upon the terms and conditions set forth therein. JACK COVER asserts that on or about October 15, 1993, in accordance with Article 1, paragraph 4, of the EMPLOYMENT AGREEMENT, he tendered to AIR TASER a copy of a certain patent license with Electronic Medical Research Laboratories, Inc. d/b/a Tasertron ["TASERTRON"] covering the 132 Patent and granting certain exclusive rights relative to the U.S. law enforcement market. In or about June, 1994, JACK COVER resigned as a full time employee of AIR TASER.

          A true and correct copy of the EMPLOYMENT AGREEMENT executed by and between AIR TASER and JACK COVER is attached hereto as Exhibit "B" and by reference made a part hereof.

     F. WHEREAS, pursuant to Article I, paragraph 7, of the EMPLOYMENT AGREEMENT, JACK COVER agreed not to disclose the confidential information of AIR TASER, including trade secrets, marketing plans, manufacturing know-how, and financial or other data designated as confidential.

     G. WHEREAS, pursuant to Article I, paragraph 3, of the EMPLOYMENT AGREEMENT, JACK COVER agreed to license AIR TASER to utilize the "Taser" trademark in conjunction with product marketing and other business functions and further agreed not to license the use of the "Taser" trademark to any company not licensed for such use prior to October 15, 1993.

     H. WHEREAS, pursuant to Article I, paragraph 5, of the EMPLOYMENT AGREEMENT, JACK COVER agreed that all technical designs and intellectual property generated during his employment with AIR TASER would be work-made-for-hire, would be assigned to AIR TASER and would be the exclusive property of AIR TASER.

     I. WHEREAS, in April, 1995, after receiving a letter dated March 29, 1995 from AIR TASER's attorneys, Brown & Bain, alleging certain violations of the AIR TASER LICENSE and threatening legal action, JACK COVER and VIRGINIA COVER filed suit in the Superior Court of the State of Arizona in and for the County of Maricopa, captioned Cover, et al. v. Icer Corporation n/k/a Air Taser, Incorporated, case number CV95-06851 [the "ARIZONA LITIGATION"], seeking a declaratory judgment holding that the AIR TASER LICENSE does not include the right to sell the AIR TASER DEVICE to law enforcement agencies together with an injunctive Order prohibiting AIR TASER from selling or attempting to sell the AIR TASER DEVICE to law enforcement agencies.

     J. WHEREAS, AIR TASER vigorously denies any and all liability with respect to the allegations of fact and the claims asserted in the complaint filed by JACK COVER and VIRGINIA COVER in the ARIZONA LITIGATION.

     K. WHEREAS, in October, 1995, AIR TASER filed its Answer and Counterclaim in the ARIZONA LITIGATION wherein its denied, inter alia, that the AIR TASER LICENSE restricts the sale of the AIR TASER DEVICE to any particular market or user and further alleged, by way of counterclaim, various causes of action including breach of contract, breach of fiduciary duty and fraud for which it requested both money damages and injunctive and other equitable relief.

     L. WHEREAS, JACK COVER and VIRGINIA COVER vigorously deny any and all liability with respect to the allegations and the claims asserted in the counterclaim filed by AIR TASER in the ARIZONA LITIGATION. JACK COVER affirmatively asserts that on or prior to October 15, 1993, he disclosed the terms of the TASERTRON license to AIR TASER, including the terms purporting to grant exclusivity as to the use of the 132 Patent within certain markets and geographical boundaries.

     M. WHEREAS, in February, 1995, TASERTRON filed an action against AIR TASER in the Federal District Court for the Central District of California captioned Electronic Medical Research Laboratories, Inc. d/b/a/ Tasertron v. Air Taser, Inc., case number ED CV 95-53 RT (JRX) ["CALIFORNIA LITIGATION"] asserting an exclusive right to market devices utilizing the technology covered by the 132 Patent within certain markets and geographical boundaries. In September, 1995 the CALIFORNIA LITIGATION was settled and AIR TASER agreed, inter alia, to refrain from selling the AIR TASER DEVICE to U.S. law enforcement agencies for a specified period of time.

     N. WHEREAS, all parties hereto desire to fully settle and compromise all matters in controversy heretofore existing between them.

     O. WHEREAS, all parties have examined the benefits to be obtained under this Settlement Agreement and have considered the costs, risks and delays associated with the continued prosecution of the claims asserted in the ARIZONA LITIGATION. Each of the parties, having full knowledge of the contents hereof and after obtaining the advice of counsel, believes that, in consideration of all the circumstances and after significant investigation and settlement negotiations between and among the parties, the settlement embodied in this Settlement Agreement is fair, reasonable and in the best interests of all parties concerned.

     NOW THEREFORE, in consideration of the foregoing Recitals, the representations, warranties, covenants and agreements contained in this Settlement Agreement, the sum of One Dollar ($1.00) each to the other in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto represent, warrant, covenant and agree as follows:

     1. The foregoing Recitals and all Exhibits referred to herein and attached hereto, are incorporated in this Settlement Agreement as if set forth in full in the body hereof.

     2. It is hereby stipulated and agreed that, subject only to the terms of that certain Stipulation of Settlement ("STIPULATION") executed by and between AIR TASER and Electronic Medical Research Laboratories, Inc. d/b/a/ Tasertron in the CALIFORNIA LITIGATION, in its present form or as it may hereafter be amended, the AIR TASER

LICENSE authorizing the manufacture, use and sale of devices covered by the 132 Patent and the 117 Patent is unrestricted as to any particular market, user, geographical area, dimension or design. However, the AIR TASER LICENSE shall not encompass applications of the technology covered by the 117 Patent other than in conjunction with electronic devices. A copy of the STIPULATION is attached hereto as Exhibit "C".

     3. It is hereby stipulated and agreed that paragraph 6.2 of the AIR TASER LICENSE is modified so that if, an any month, the minimum royalty exceeds the earned royalty, that excess shall be applicable as a credit to AIR TASER in the next calendar month in the following manner: if the earned royalty for the next month exceeds the minimum royalty for that month, then the excess shall apply to reduce the earned royalty dollar for dollar until that excess for the previous month is used up. However, if all the excess is not used up in that next month, then it shall no longer operate as a credit in the future. In no event shall AIR TASER be thereby relieved of the obligation to pay the agreed minimum royalty in any month.

     4. AIR TASER agrees that the negative balance in JACK COVER's cumulative royalty account existing as of the date of execution of this Settlement Agreement, which negative balance constitutes a credit to AIR TASER against future earned royalties, is hereby eliminated.

     5. It is hereby stipulated and agreed that the period of exclusivity relative to devices utilizing the technology covered by the 117 Patent and meeting certain specified characteristics as provided in paragraph 4.2 of the AIR TASER LICENSE has expired and that, subject to the provisions of paragraph 6 of this Settlement Agreement, JACK COVER is free to license others to utilize the technology covered by the 117 Patent on a non-exclusive basis.

     6. JACK COVER hereby agrees that he shall not on his own account, nor shall he authorize in any future patent licenses he may grant to other individuals or other entities, manufacture, use or sell or license for manufacture, use or sale (a) any launchers which are compatible with the AIR TASER cartridge model number 34200 or (b) cartridges which are compatible with the AIR TASER power handle model number 34100. "Compatible" for these purposes means a device which, without modification by the user, will operate with the AIR TASER components [model numbers 34100 and 34200] to deliver an electric shock to a target. AIR TASER will not knowingly and intentionally manufacture or sell any devices [excluding model numbers 34100 and 34200] which are compatible with any launchers or cartridges manufactured by other existing patent licenses of JACK COVER. In any future patent licenses which JACK COVER may grant, and in any amendments to any existing licenses which he may in the future enter into, he shall include the following language:

          "This license does not allow the licensee to manufacture, use or sell
          (a) any launchers which are compatible with the AIR TASER cartridge model number 34200 or (b) any cartridges which are compatible with the AIR TASER power handle model number 34100. "Compatible for these purposes means a device which, without modification by the user, will operate with the AIR TASER components [model numbers 34100 and 34200] to deliver an electric shock to a target. Furthermore, licensee hereby acknowledges that it has had an opportunity to inspect or is otherwise familiar with the AIR TASER air cartridge and the AIR TASER power handle prior to execution of the license.

          In order to facilitate JACK COVER's compliance with this paragraph, AIR TASER shall within ten (10) days following execution and delivery of this Settlement Agreement, deliver three (3) inoperative power handles [model 34100] and three (3) inoperative cartridges [model 34200] to JACK COVER.

     7.   It is hereby stipulated and agreed that the last sentence of paragraph
6.3 of the AIR TASER LICENSE shall be deleted and stricken from the AIR TASER LICENSE, and the following sentence shall be inserted in its place:

          "If the DEFAULT is not cured by payment of this MINIMUM ROYALTY by cashier's check or money order on or before 5:00 P.M. local Arizona time of the tenth (10th) day following written notice by Licensor to Licensee of the facts constituting the alleged default, this licensing agreement shall terminate automatically without further notice."

     8. It is hereby stipulated and agreed that the last sentence of paragraph 6.4 of the AIR TASER LICENSE shall be deleted and stricken from the AIR TASER LICENSE, and the following sentence shall be inserted in its place:

          "If the DEFAULT is not cured by payment of this EARNED ROYALTY by cashier's check or money order on or before 5:00 P.M. local Arizona time of the tenth (10th) day following written notice by Licensor to Licensee of the facts constituting the alleged default, this licensing agreement shall terminate automatically without further notice."

     9. AIR TASER does not know of any reason why the 132 Patent or the 117 Patent should not continue in existence until the dates set forth in the AIR TASER LICENSE. AIR TASER will not take, nor will it cause anyone else to take, any action which would impair the validity of either patent and, if AIR TASER shall in the future have any concern as to the early termination of either patent, it will notify JACK COVER of the basis for its concern so that he might take such action as he deems necessary to avoid such early termination.

     10. It is hereby stipulated and agreed that upon expiration of the 132 Patent, AIR TASER's obligation to pay JACK COVER a $2.00 per unit earned royalty for each unit which utilizes the power generation device and electric wave form described in the 132 Patent shall be terminated, notwithstanding AIR TASER's continued use of the technology covered by the 132 Patent.

     11. It is hereby stipulated and agreed that upon expiration of the 117 Patent, AIR TASER's obligation to pay JACK COVER a $0.25 per unit earned royalty for each device which utilizes compressed gasses to launch electrical contactors from the power generator shall be terminated, notwithstanding AIR TASER's continued use of the technology covered by the 117 Patent.

     12. It is hereby stipulated and agreed that upon expiration of the 117 Patent, AIR TASER's obligation to make any further minimum royalty payments or earned royalty payments, as those terms are used in paragraphs 6.1 and 6.2 of the AIR TASER LICENSE, to JACK COVER shall be terminated, notwithstanding AIR TASER's continued use of the technology covered by either or both the 117 Patent and/or the 132 Patent.

     13. JACK COVER hereby represents and warrants that he is the sole owner of the "Taser" registered trademark, Registration No. 1,235,685, and that of those licensees of the "Taser" trademark whose licenses came into existence on or prior to October 15, 1993, AIR TASER and Electronic Medical Research Laboratories, Inc. d/b/a Tasertron are the only licensees currently using or authorized to use the "Taser" trademark. JACK COVER hereby reaffirms his prior agreement, as originally set forth in Article I, paragraph 3, of the EMPLOYMENT AGREEMENT, that AIR TASER, as licensee, is authorized to utilize the "Taser" trademark in conjunction with product marketing and other business functions and that JACK COVER shall not license the use of the "Taser" trademark to any individual or entity not licensed for such use prior to October 15, 1993. In order to prevent abandonment of the "Taser" trademark, JACK COVER hereby agrees that AIR TASER shall have the right, jointly with JACK COVER, to police and protect the use of the "Taser" trademark by others, in his name or in the name of AIR TASER, in a reasonable manner to maintain the quality of the mark and to prevent the unauthorized use of the mark by third parties. However, other patent licensees of JACK COVER may, with his prior written consent, refer to the "Taser" device for comparative purposes only [patent licensees not expressly licensed to use the "Taser" trademark on or prior to October 15, 1993 may not claim that their device is a "Taser" or incorporate the "Taser" trademark in their product name], provided that the word "Taser" is designated as a registered trademark, that the patent licensee includes a disclaimer that said patent licensee is not licensee of the "Taser" trademark and that said disclaimer appears in the same context as the word "Taser" in the same size typeface as the word "Taser", but in no event may the word "Taser" appear in a typeface larger than 12 points. JACK COVER further represents and warrants that attached hereto as Group Exhibit "D" is a full and complete list of the names and current addresses of all licensees of the "Taser" trademark together with the copies of the subject licenses and all amendments thereto.

     14. JACK COVER does hereby sell, transfer and assign to AIR TASER all shares of AIR TASER stock acquired by him at any time [i.e., 50,000 shares] free and clear of all liens, claims and encumbrances. JACK COVER agrees that contemporaneously with the execution and delivery of this Settlement Agreement he shall surrender said stock, properly endorsed, to AIR TASER.

     15. JACK COVER hereby represents and warrants that Exhibit "E" attached hereto is a full and complete list of the names and current addresses of all past or present licensees of the 117 Patent and the 132 Patent together with copies of the subject licenses and any and all amendments thereto.

     16. JACK COVER hereby represents and warrants that, except for the ARIZONA LITIGATION, there are no law suits pending or threatened and there are no existing or potential causes of action involving the 117 Patent, the 132 Patent and/or the "Taser" trademark.

     17. JACK COVER hereby reaffirms his prior agreement, as originally set forth in Article I, paragraph 5, of the EMPLOYMENT AGREEMENT that all technical designs and intellectual property generated by JACK COVER during his work with ATR TASER was work-made-for-hire, was, or upon request, will be assigned to AIR TASER and is the exclusive property of AIR TASER. JACK COVER further agrees to execute all documents and perform all acts necessary to enable AIR TASER to acquire or perfect any and all rights, titles, patents, copyrights, interests and other protection which may be available with regard to such technical designs and intellectual properties. JACK COVER agrees that contemporaneously with the execution and delivery of this Settlement Agreement he shall execute and deliver to AIR TASER the Declaration for Patent Application with Power of Attorney and the Assignment attached hereto as Exhibits "F" and "G", respectively. AIR TASER warrants and agrees that the Declaration for Patent, Exhibit "F", covers both a method of manufacturing compressed fluid containers and a double walled compressed gas cylinder, and that patent, should it be granted, would not, to the best of its knowledge, replace or conflict with the 117 Patent, and even if the patent should be granted, it would not allow AIR TASER to utilize the technology covered by the 117 patent without paying JACK COVER the royalties required by the AIR TASER LICENSE. Attached hereto as Exhibit "H" is a schedule of intellectual property generated by JACK COVER during his work with AIR TASER which the parties agree was either work-made-for-hire or assigned to AIR TASER and which is the exclusive property of AIR TASER.

     18. JACK COVER hereby reaffirms his continuing contractual obligation not to disclose confidential information of AIR TASER, as originally set forth in
Article I, paragraph 7, of the EMPLOYMENT AGREEMENT. The term "confidential information" shall mean any information or material which is proprietary to AIR TASER, whether owned or developed by AIR TASER, which is not generally known other than by AIR TASER, and which JACK COVER may have obtained through any direct or indirect contact with AIR TASER. Confidential information includes, without limitation, business records and plans, financial statements and projections, marketing plans, manufacturing know-how, pricing structure, costs, appraisals, customer lists, the identity of suppliers of AIR TASER whose identities became known to JACK COVER as a result of his employment by AIR TASER and other proprietary information which is designated as confidential.

          The parties hereto acknowledge and agree that damages at law may not be a measurable or adequate remedy for a breach of JACK COVER's continuing obligation not to disclose the confidential information of AIR TASER, and, accordingly, consent to the entry by any court of competent jurisdiction in Arizona, or, if jurisdiction is not appropriate in Arizona, such other court of competent jurisdiction, of an order enjoining the violation of such agreement should the requirements for an injunction be met and further agree that the entry of such order would be an appropriate remedy for the breach of this obligation.

     19. JACK COVER and AIR TASER agree that contemporaneously with the execution and delivery of this Settlement Agreement, they shall execute and exchange Releases in the form attached hereto as Exhibits "I" and "J".

     20. Except as otherwise provided herein and notwithstanding the execution of the Releases executed and exchanged pursuant to paragraph 19 hereof, the terms of the AIR TASER LICENSE, as modified by this Settlement Agreement, including without limitation the terms governing the duration of the AIR TASER LICENSE, the specified minimum royalty and the per unit earned royalties applicable to both the 117 Patent and the 132 Patent, shall hereafter remain in full force and effect.

     21. Within five (5) business days following the execution of this Settlement Agreement by all parties hereto, JACK COVER and VIRGINIA COVER, by and through their attorney of record, shall prepare and file with the Court wherein the ARIZONA LITIGATION is now pending an appropriate Motion and Agreed Order providing for the dismissal of the ARIZONA LITIGATION on its merits, with prejudice and without costs or attorneys' fees, all matters in controversy having been fully settled, compromised and adjourned.

     22. VIRGINIA COVER hereby consents to each and every term and provision of the Settlement Agreement as set forth herein and hereby sells, transfers and assigns to AIR TASER any right, title and interest she may have in or to the property hereby transferred by JACK COVER to AIR TASER.

     23. The parties hereto acknowledge that it is their intent to consummate this Settlement Agreement and agree to execute all documents and to perform all acts reasonably necessary to effectuate and implement all terms and conditions of this Settlement Agreement.

     24. This Settlement Agreement shall be preserved as confidential by the parties hereto. The parties hereto, and each of them, agree (i) to take all precautions necessary to safeguard the information contained in this Settlement Agreement and any and all information furnished in connection herewith from disclosure to any person or entity other than employees, officers, directors and agents (including legal counsel and financial advisors) and, in addition, those individuals who otherwise normally have access to information of such nature under the parties' established confidentiality procedures; (ii) not to use this Settlement Agreement or any information contained herein or furnished in connection herewith for any purpose other than to resolve the issues and controversies as may exist between the parties. The parties hereto, and each of them, further agree that if any of them are requested or required by law to disclose the contents of this Settlement Agreement or any information contained herein or furnished in connection herewith, the party so requested will provide all other parties with prompt written notice of the request so that any party may seek an appropriate protective order or consent to the waiver of compliance with this confidentiality provision of the Settlement Agreement. If in the absence of a protective order or such waiver, any party is, nonetheless, compelled to disclose any or the contents of this Settlement Agreement to a Court or other tribunal under circumstances where such party would be liable for contempt or other penalty if disclosure is not made, said party shall disclose to such Court or other tribunal only that limited portion of the information which is legally required to be disclosed.

     25. Unless expressly provided otherwise in this Settlement Agreement, any notice, request, demand or other communication required to be given under this Settlement Agreement or any document or instrument executed and delivered pursuant to this Settlement Agreement shall be in writing, shall be deemed to be given or delivered (a) on the date of personal or facsimile delivery of the notice, request, demand or other communication at or before 2:00 p.m. local Arizona time, (b) on the second business day after the day of mailing of such notice, request, demand or other communication by United States Registered Mail or United States Certified Mail, postage prepaid, or (c) on the next business day after mailing of such notice, request, demand or other communication by express next-day courier, freight charges prepaid, to the parties (including any person or entity designated for receipt of a photocopy thereof) at the following addresses or at such other address as any of the parties may hereafter specify in the aforementioned manner:

     if to JACK COVER:        John H. Cover, Jr.
                              5855 North Kolb Road
                              Apt. 10212
                              Tucson, AZ 85750

                              (Facsimile:             )

     with a copy to:          Gary F. Howard, Esq.
                              Howard & Rouse, P.C.
                              3800 North Central Avenue
                              Suite 280
                              Phoenix, AZ 85012

                              (Facsimile: 602-263-6005)

     if to VIRGINIA COVER:    Virginia A. Cover
                              11 Half Moon Bend
                              Coronado, CA 92118

                              (Facsimile:             )

     with a copy to:          Gary F. Howard, Esq.
                              Howard & Rouse, P.C.
                              3800 North Central Avenue
                              Suite 280
                              Phoenix, AZ 85012

                              (Facsimile: 602-263-6005)
     if to AIR TASER:              Patrick W. Smith
                                   Air Taser, Inc.
                                   7339 E. Evans Road, Suite 1
                                   Scottsdale, AZ 85260

                                   (Facsimile: 602-991-0791)

     with a copy to:               Joel H. Shapiro, Esq.
                                   Kamenear, Kadison & Anderson
                                   20 North Wacker Drive
                                   Suite 4100
                                   Chicago, IL 60606

                                   (Facsimile: 312-332-6163)

     26. This Settlement Agreement embodies the entire agreement between the parties and supersedes any prior agreements or understanding between them in connection with the subject matter hereof and the transactions contemplated hereby. There are no oral or parol agreements, representations, or inducements existing between the parties relating to this transaction which are not expressly set forth herein and covered hereby. All terms of this Settlement Agreement are contractual and not mere recitals and shall be construed as if drafted by all parties hereto. The terms of this Settlement Agreement are and shall be binding upon each of the parties hereto, their agents, employees successors and assigns, and upon all other persons claiming any interest in the subject matter hereof through any of the parties hereto.

     27. To the extent that this Settlement Agreement contradicts, is inconsistent or in conflict with any prior agreements between or among any or all of the parties, this Settlement Agreement supersedes any conflicting or inconsistent provision of any prior agreement and is controlling to the extent necessary to resolve such conflict or inconsistency. Any and all provisions in a prior agreement not inconsistent with this Settlement Agreement remain valid and binding.

     28. This Settlement Agreement may not be amended, changed, or modified except by written instrument executed by all parties to this Settlement Agreement.

     29. The place of business of AIR TASER, the place of negotiation, execution and delivery of this Settlement Agreement and the other documents and instruments to be executed and delivered pursuant to this Settlement Agreement, and the place of performance under this Settlement Agreement being the State of Arizona, this Settlement Agreement shall be construed and enforced according to the laws of the State of Arizona.

     30. This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be duly executed as of the day and year first above written.

AIR TASER, INCORPORATED

By:     /s/ Patrick Smith              /s/ John H. Cover, Jr.
       -------------------------       ---------------------------
Title: President                           John H. Cover, Jr.
       ----------------------
                                       /s/ Virginia A. Cover
                                       ---------------------------
                                           Virginia A. Cover

                              LICENSING AGREEMENT

1.   CONSIDERATION; EFFECTIVE DATE

     1.1 The effective date of this agreement shall be Oct. 15, 1993.

2.   PARTIES

     2.1 John H. Cover is an individual with business located at Box 404, 4725 Sunrise Drive, Tucson, Arizona 85718 (LICENSOR)

     2.2 ICER Corporation is an Arizona Corporation engaged in the development of non lethal electronic weapons for sale to the general consumer market (LICENSEE).

3.   BACKGROUND

     3.1 Licensor represents and warrants that he owns several patent rights, both domestic and foreign as listed on Exhibit "A" though not in every country of the world, and specifically U.S. Patent Number 4,254,132 and 5,078,117, (the Licensed Patents) concerning a power supply and ballistics launching mechanism for weapons or other devices utilizing electricity for immobilization purposes.

     3.2 Licensor is not aware of any ownership of another of inventions or patent rights or trade secret or know-how rights in conflict with his own; and Licensor believes that he possesses such right, title and interest in and to the electronic immobilization devices and equipment useful therein as is necessary and appropriate to the terms of this agreement.

     3.3 Licensee is a company seeking to develop such technology for manufacture and marketing an alternative non lethal self defense device to firearms.

     3.4 Any other concepts, advanced technologies or other patents Licensor now possesses or might obtain in the future are specifically excluded from this agreement. HOWEVER, SUCH TECHNOLOGIES MAY BE COVERED IN SEPARATE ARRANGEMENTS SPECIFYING CONTRACT AND SALARIED WORK.

4.   LICENSE

ICER CORPORATION                                                COVER AGREEMENT

     4.1 Licensor hereby grants Licensee a non exclusive license for use of patent number 4,254,132 and the electric wave form and power generator described therein. Under said licensed patent to manufacture, use and sell devices, with and without launching mechanisms covered by patent number 4,254,132.

     4.2. LICENSOR HEREBY GRANTS LICENSEE LICENSE FOR PATENT 5,078,117. LICENSOR IS LICENSED UNDER SAID PATENT TO MANUFACTURE, USE AND SELL DEVICES COVERED BY PATENT 5,078,117. THIS LICENSE WILL BE EXCLUSIVE FOR DEVICES WHICH MEET ALL OF THE FOLLOWING CHARACTERISTICS:

          i)    ELECTRONIC WEAPONRY DESIGNED TO IMMOBILIZE
          ii) WEAPON AS IN i) WHEREIN THE GREATEST DIMENSION OF THE WEAPON IS OF LESS THAN FOURTEEN INCHES.
          iii)  A WEAPON WHICH IS DESIGNED TO BE NON LETHAL
          iv)   A WEAPON DESIGNED FOR USE AGAINST HUMANS

          THIS EXCLUSIVITY BINDS LICENSEE TO ENSURE THAT ANY FURTHER LICENSING OF PATENT 5,078,117 DESCRIBES CLEARLY THAT THE LICENSING OF PATENT 5,078,117 DESCRIBES CLEARLY THAT THE LICENSE MAY NOT BE USED FOR MANUFACTURE OF DEVICES WHICH MEET THOSE FOUR CHARACTERISTICS. THIS EXCLUSIVITY WILL BE BINDING FOR TWENTY FOUR MONTHS (24). AFTER TWENTY FOUR MONTHS, THIS EXCLUSIVITY CLAUSE WILL REMAIN IN EFFECT IF THE TOTAL EARNED ROYALTIES PAID BY LICENSEE TO LICENSOR EXCEEDS $100,000 PER YEAR, USING MONTHS 12-24 AS THE FIRST YEAR FOR SUCH CALCULATION. SHOULD THE EARNED ROYALTIES FALL BELOW $100,000 PER YEAR, LICENSOR WILL BE FREE TO LICENSE PATENT 5,078,117 FOR SIMILAR USE.

     4.3. No party shall enter into any contracts or make any warranties on behalf of the other party.

     4.4. Licensee shall not negotiate sub license or assign this license unless specifically authorized in writing by Licensor. Bona fide sales by Licensee to bona fide third parties for resale are not sub licensing so long as these sales are not in violation of Paragraph 6.12 below.

5.   TERM OF LICENSE

     5.1. The license will be for the period of validity of patent 4,254,132 on devices utilizing the technology described therein

ICER CORPORATION                                                 COVER AGREEMENT

     and for the PERIOD OF VALIDITY of patent 5,078,117 for mechanisms utilizing the technology described therein.

     5.2 Licensee's obligation to pay royalties, as set forth in Paragraph 6, runs in favor of Licensor's heirs, successors and assigns.

6.   ROYALTIES

     6.1 From Oct. 15, 1993 until the expiration of the above described patents, unless Licensee ceases to make, use, or sell devices covered by the Licensed Patents, Licensee agrees to pay Licensor a MINIMUM ROYALTY of Two thousand five hundred and no/100 Dollars ($2,500) per month payable on the 15th and on the 15th of each and every month thereafter during the term of this license. Payment of the MINIMUM ROYALTY shall be delinquent if not paid within 5 days after the due date.

     6.2 LICENSEE ALSO AGREES TO PAY AN EARNED ROYALTY TO BE COMPUTED MONTHLY AND, AFTER REDUCTION BY THE AMOUNT PAID IN CUMULATIVE MINIMUM ROYALTIES ABOVE CUMULATIVE EARNED ROYALTIES, SAID EARNED ROYALTIES SHALL BE EQUAL TO TWO DOLLARS PER UNIT ($2.00) FOR EACH UNIT WHICH UTILIZES THE POWER GENERATION DEVICE AND ELECTRIC WAVE FORM DESCRIBED IN PATENT 4,254,132 AND $0.25 PER UNIT FOR EACH DEVICE WHICH UTILIZES COMPRESSED GASSES TO LAUNCH ELECTRICAL CONTACTORS FROM THE POWER GENERATOR. THIS $0.25 EARNED
     ROYALTY SHALL REMAIN IN EFFECT FOR THE LIFE OF PATENT 4,254,132 IF IT DOES NOT UTILIZE THE TECHNOLOGY DESCRIBED IN PATENT NUMBER 5,078,117. IF IT DOES UTILIZE THE TECHNOLOGY DESCRIBED IN PATENT NUMBER 5,078,117, THEN THE EARNED ROYALTY SHALL REMAIN IN EFFECT FOR THE LIFE OF SAID PATENT 5,078,117. AN EARNED ROYALTY OF $0.10 WILL BE PAID FOR "PRACTICE CASSETTES" WHICH UTILIZE THE TECHNOLOGY IN PATENT 5,078,117, WHEREIN "PRACTICE CASSETTES" ARE DEFINED AS DEVICES WHICH SIMULATE THE ACTION OF PROPELLING ELECTRICAL CONTACTORS TO A TARGET BUT WHICH ARE NON-FUNCTIONAL--I.E. ARE NOT RELIABLE CONTACTORS FOR USE IN COMBAT SITUATIONS.

     6.3 Licensee's MINIMUM ROYALTY payment is due on the 15th of each month. MINIMUM ROYALTY payments are past due five days thereafter. If MINIMUM ROYALTY payments are not made within five days of the due date, then a DEFAULT of this agreement occurs automatically and without notice. Licensee has

ICER CORPORATION                                            COVER AGREEMENT

payment with a cashier's check or money order for the full amount of the MINIMUM ROYALTY due. If the DEFAULT is not cured by payment of this MINIMUM ROYALTY by cashier's check or money order by 5:00 P.M. on the tenth day after which it is due, this licensing agreement is automatically terminated without notice.

6.4. Licensee's EARNED ROYALTY payment is due on the fifteenth day of the month following the month in which the REVENUES FROM SALES WERE RECEIVED. EARNED ROYALTY payments are past due and delinquent if not paid by 5:00 P.M. on the twentieth day of SAID MONTH. If EARNED ROYALTY payments are not made by the twentieth of the month, then a DEFAULT of this agreement occurs automatically and without notice. Licensee has until the thirtieth of the month to cure the DEFAULT by payment with a cashier's check or money order for the full amount of the EARNED ROYALTY due. If the DEFAULT is not cured by payment of this EARNED ROYALTY by cashier's check or money order by 5:00 P.M. on the thirtieth day of the month in which it is due, this licensing agreement is automatically terminated without notice.

6.5. Royalties are payable by Licensee to Licensor at the address of the Licensor.

6.6. Royalties are payable in U.S. Dollars

6.7. Accompanying each EARNED ROYALTY payment, Licensee will provide to Licensor the accounting data on the sales of the licensed devices, including any daily summaries and the monthly summary from which the gross sales figures for the month are determined.

6.8. Licensee will keep books, accounts, and records that reflect all revenues and expenditures incurred in connection with the operation of its business. The books, accounts, and records shall be maintained at the regular place of business of Licensee. Licensee, during regular business hours, shall make the books, accounts, and records required to be maintained herein available to Licensor and/or his designated legal representative for examination and audit by appointment upon reasonable request and during normal business hours. Licensor agrees to pay for said examination and audit, however, if said examination and audit reveals a discrepancy of more than 5% of reported figures, Licensee shall pay for an examination and audit

ICR CORPORATION                                        COVER AGREEMENT

     6.9. Within sixty days after the end of each calendar year, Licensee shall prepare and deliver to Licensor a detailed statement of sales during the calendar year that result from the operations of Licensee's business.

     6.10. Licensor agrees that all such information shall be held by its legal representatives, agents, trustees, attorneys, and accountants in confidence.

     6.11. Licensee will mark each of the subject devices with the following notice: "Licensed under U.S. Patent No. 4,253,132" Or: "Licensed under U.S. Patent No. 5,078,117" Or both.

     6.12.     DELETED.

7.   INFRINGEMENT OF LICENSOR's PATENTS

     7.1. In the event that any party shall become aware of any perceived infringement or any appropriation of Licensor's patents, trade secrets, or know how rights in the electronic immobilization devices or equipment, products or materials useful therein, the party shall give notice thereof to the other party hereto.

     7.2. Licensee agrees to cooperate with any lawful efforts that Licensor may undertake to seek legal remedies for any such infringements or misappropriations.

8.   INDEMNITIES FOR MALFEANCE, LIABILITY FOR PERSONAL INJURY OR PROPERTY
     DAMAGE

     8.1. The License herein granted to Licensee is primarily in the nature of a sharing of information and a covenant not to sue for infringements of the Licensor's rights and is not in the nature of a specification of activities required of the Licensee or of equipment or process of details required to be used by the Licensee.

     8.2. The manufacture, use, and sale of Licensee's products shall be the sole responsibility of Licensee and/or its agents.

     8.3. Accordingly, Licensor shall not be liable for any personal injury or property damage resulting from the design, construction, or use of the licensed technology or of the equipment or products used in connection with the technology, if such injury or damage arises from the activities of Licensee.

ICER CORPORATION                                                 COVER AGREEMENT

     8.4 In no event shall Licensor be liable for any direct, special, incidental, or consequential damages, or any damages whatsoever, whether in an action for contract, negligence, or other tortious action arising out of, or in connection with, the use of any of the products covered by this license.

     8.5 Licensee shall protect, save, indemnify, and hold Licensor harmless from all claims, demands, charges, or litigation arising out of the making, using, or selling of the merchandise and devices produced and sold by Licensee and arising, directly or indirectly, out of, or by reason of, any business activities of Licensee. Licensee shall reimburse Licensor for all loss, damage, or expense, including reasonable attorney's fees (should such a creature exist), which he may suffer or incur, directly or indirectly, by reason of any such claims, demands, charges, or litigation. This indemnity shall extend to and include any claims for personal injuries or damage caused to persons using the merchandise or devices made or sold by Licensee.

9.   CONTROLLING LAWS

     9.1 All questions relating to the validity, interpretation, performance, or enforcement of this agreement, whether by arbitration or otherwise, shall be determined in a court with the laws applicable to the State of Arizona, U.S.A.

10.  BINDING EFFECT

     10.1 Each and every provision on this license shall bind and shall inure to the benefit of the parties hereto and their legal representatives.

     10.2 The term "legal representatives" means in addition to executors and administrators, every person, partnership, corporation, or association succeeding to the interest or to any part of the interest in or to this license or in the subject matter of this license, of either Licensor or Licensee, whether such succession results from the act of a party interest, occurs by operation of law, or is the effect of the operation of the law together with the act of such a party. Each and every covenant, agreement, and condition of this agreement to be performed by the Licensee shall be binding upon all successors in the interest to Licensee.

11.  NOTICES

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ICER CORPORATION                                                 COVER AGREEMENT

     11.1.     All notices required herein shall be in writing.

     11.2. Written notices may be delivered personally to the president of the subject party or to the officer or person specified below.

     11.3. Written notices shall be deemed to have been effective three days following the date of mailing by certified mail, postage prepaid, return receipt requested, addressed to John H. Cover, Licensor, as follows:

               BOX 404
               4725 Sunrise Dr.
               Tucson, Arizona 85718

               Licensee addressed to:

               4601 East Indian Bend Road
               Scottsdale, Arizona 85253

     11.4 Each party shall have the right to change the effective address for a notice by a notice in writing directed to the other party above.

12.  ENTIRE AGREEMENT; AMENDMENTS; HEADINGS

     12.1 This agreement together with its appendices constitutes the entire agreement between the parties REGARDING LICENSING OF TECHNOLOGY, and SUPERSEDES any prior communications ON THE SUBJECT whether written or oral.

     12.2 This agreement may be amended or modified only by an instrument in writing, signed by duly constituted officers of both parties.

     12.3 No waiver, no matter how long continuing or how many times extended, shall be construed as a permanent waiver or as an amendment to this instrument.

     12.4 The marginal headings herein are for purposes of convenient reference only and shall not be used to construe or modify the terms written in the text of this instrument.

13.  FAILURE TO PERFORM

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ICER CORPORATION                                                 COVER AGREEMENT


13.1. Licensee, as well as its successors in interest and or assigns, agrees that failure to perform in accordance with the terms of this license, terminates this license and any manufactures, use, or sale of devices covered by the Licensed Patents, with or without launching mechanisms, thereafter is without license.



AGREED,


By: /s/ Patrick Smith                By: /s/ John H. Cover
   -----------------------                -----------------------
     Patrick Smith                          John H. Cover
     For ICER CORPORATION



Dated: 10/15/93
      --------------------


CORPORATE SEAL

[SEAL]